UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2026

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Cook Street Suite 100
Denver, Colorado		80206
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 780-7389

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends and restates in its entirety Item 1.01 of the Current Report on Form 8-K filed by Nuburu, Inc. (the “Company”) on March 18, 2026 to clarify the terms of the Agreement (as defined below).

Item 1.01 Entry into a Material Definitive Agreement.

On March 12, 2026, the Company entered into a Bond Subscription Agreement (the “Agreement”), with Supply@ME Stock Company 3 S.r.l. (“SYME 3”), pursuant to which the Company agreed to subscribe and pay for initial bonds issued by SYME 3 in the nominal value of EUR 5.25 million with a maturity date in March 2029 (the “Initial Bonds”) for a subscription price of EUR 5.25 million. SYME 3 is an affiliate of Supply@ME Capital plc (“SYME”), a fintech platform focused on Inventory Monetization solutions with which the Company entered into a $5.15 million convertible facility in March 2025. Mr. Zamboni, the Company’s Executive Chairman and Co-Chief Executive Officer, is the founder and Chief Executive Officer of SYME. The full subscription price will be paid on the issuance date by the offset of EUR 4,824,294 in payments previously made by the Company to SYME 3 in September through November 2025 as SYME inventory advances.

SYME 3 may issue up to EUR 30 million in variable rate bonds due March 2029 (the “Bonds”), including the Initial Bonds, in order to fund inventory requirements of Tekne S.p.A. (“Tekne”). The Bonds are held in dematerialized form with Euronext Securities Milan. The Bonds are obligations solely of SYME 3 and are secured by security interests in a Pegno Non Possessorio (a non-possessory pledge) under Italian law over the inventory of Tekne acquired with such funds and future receivables linked to such inventory; a pledge agreement over a bank account opened by SYME 3 entered into by SYME 3, as pledgor, and the Company, as secured creditor; and a pledge agreement over receivables and assignment of VAT receivables entered into by SYME 3, as pledgor, and the Company, as secured creditor. The Bonds accrue interest daily at a rate of 3-month Euro Interbank Offered Rate plus 7.5% per annum plus any additional margin (as provided in the Agreement), subject to a cap of 12% per annum, until the final maturity date in March 2029 (the “Final Maturity Date”). Interest payments are due on the 8th day of January, April, July and October, with the first payment date on July 8, 2026. Unless the Bonds are redeemed earlier, SYME 3 will redeem the Bonds at their principal amount outstanding at the Final Maturity Date. SYME 3 may redeem the Bonds early (i) at its option beginning after the first anniversary of the issuance date or (ii) in whole with 120 days’ notice without penalty on any bond payment date after the date of imposition of certain tax withholdings or deductions as set forth in the Agreement. The Company (or, if applicable, the representative of the bondholders, including the Company) may request mandatory redemption on a bond payment date upon giving at least 120 days’ notice prior to such bond payment date. The Bonds are freely transferable to a person or entity that qualifies as a “Professional Investor” under Italian law.

The Agreement contains customary representations, warranties, confidentiality provisions, events of default and consequences thereof, insurance requirements, and amendment provisions.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Many factors may cause the Company's actual results to differ materially from current expectations, including but not limited to: (1) the success of the Company’s investment in SYME 3’s inventory monetization program, (2) the Company’s ability to meet NYSE American listing standards; (3) the success of the Company’s transformation into a dual-use defense and security platform company focused on non-kinetic effects, directed-energy technologies, electronic warfare and software-orchestrated defense systems; (4) failure to achieve expectations regarding business development and the Company’s acquisition strategy; (5) the inability to access sufficient capital to operate; (6) the inability to realize the anticipated benefits of acquisitions; (7) changes in applicable laws or regulations; (8) adverse economic, business, or competitive factors; (9) financial market volatility due to geopolitical and economic factors; and (10) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not give any assurance that it will achieve its expected results. The Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	March 26, 2026	By:	/s/ Alessandro Zamboni
Name: Alessandro Zamboni Title: Executive Chairman and Co-Chief Executive Officer